Exhibit 99.906

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act


I, William S. Berno, Principal Executive Officer of the Aegis Value Fund, Inc. (the Registrant), certify pursuant to 18 U.S.C.
Section 1350 that:

1. The Form N-CSR of the Registrant (the Report) for the period ended February 28, 2007 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  May 4, 2007

/s/ William S. Berno
William S. Berno, Principal Executive Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.




Certification Pursuant to Section 906 of the Sarbanes-Oxley Act


I, Scott L. Barbee, Principal Financial Officer of the Aegis Value Fund, Inc. (the Registrant), certify pursuant to 18 U.S.C.
Section 1350 that:

1. The Form N-CSR of the Registrant (the Report) for the period ended February 28, 2007 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  May 4, 2007

/s/ Scott L. Barbee
Scott L. Barbee, Principal Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.